UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2014 (September 16, 2014)

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts 01104	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Other Events

Item 8.01

Other Events.

On September 16, 2014, Northeast Utilities and Spectra Energy issued a joint news release announcing the details of the Access Northeast project, designed to reliably meet growing demand for natural gas in New England while providing environmental and economic benefits to the region.  A copy of the news release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	Joint news release, dated September 16, 2014, issued by Northeast Utilities and Spectra Energy announcing the details of the Access Northeast project.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
September 16, 2014	By: /S/ JAY S. BUTH Jay S. Buth Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint news release, dated September 16, 2014, issued by Northeast Utilities and Spectra Energy announcing the details of the Access Northeast project.